USAA                        USAA INVESTMENT TRUST
EAGLE                        GROWTH STRATEGY FUND
LOGO
                         SUPPLEMENT DATED JULY 1, 1999
                               TO THE PROSPECTUS
                             DATED OCTOBER 1, 1998

On October 1, 1999, the Growth Strategy Fund's asset allocation percentage target ranges will be revised in accordance with action taken by the Board of Trustees at its meeting on June 23, 1999. The new percentage target ranges are as follows:

                                                   PERCENTAGE TARGET RANGE
                                                        OF NET ASSETS

       INVESTMENT CATEGORY                           OLD              NEW
       -------------------                           ---              ---

     LARGE CAP STOCKS                                25-35%           40-75%
     SMALL CAP STOCKS                                25-35%            0-20%
     INTERNATIONAL STOCKS                            15-25%           10-30%
     BONDS                                           15-25%           10-35%
     MONEY MARKET INSTRUMENTS                         0-10%            0-20%

The Fund's portfolio will be adjusted to the new target ranges within 45 days after October 1, 1999. The 45-day period to adjust the portfolio is intended to minimize portfolio disruption and permit the Fund to purchase and sell securities at the most advantageous prices.

Additionally, the first and second Q&As under the "Large Cap Stocks" section and the "Small Cap Stocks" section on pages 8-9 of the prospectus are revised as follows:

Large Cap Stocks


   Q   What defines Large Cap Stocks?

   A Large Cap Stocks are those of companies that have a market capitalization larger than the largest market capitalization stock in the S&P SmallCap 600 Index at the time of purchase. As of June 30, 1999, the largest company in the S&P SmallCap 600 Index had a market capitalization of $2.58 Billion. Keep in mind that the market capitalization of the companies listed in the index may change with market conditions and the composition of the index. They may include real estate investment trusts (REITs).

   Q   Will  the  Fund  continue  to  hold  such   securities  if  their market
       capitalization falls below the benchmark?

   A The Fund may continue to hold or purchase more of a security of a company whose market capitalization has declined below the largest market capitalization stock of the S&P SmallCap 600 Index. Ordinarily, we would continue to treat the security as a large cap stock; although we may, in our discretion, reclassify the security as a small cap stock or limit the Fund's holdings in such security if we determine it to be in the best interest of the Fund.

Small Cap Stocks


   Q   What defines Small Cap Stocks?

   A   Small  Cap   Stocks   are  those  of   companies   that  have  a  market
       capitalization equal to or lower than that of the largest market capitalization stock in the S&P SmallCap 600 Index at the time of purchase. They may include real estate investment trusts (REITs).

   Q Will the Fund continue to hold these securities if their market capitalization increases above the benchmark?

   A Similar to the Large Cap Stocks category, the Fund may continue to hold or purchase more of a security of a company whose market capitalization has increased above the largest market capitalization stock in the S&P SmallCap 600 Index. Ordinarily, we would continue to treat the security as a small cap stock; although we may, in our discretion, reclassify the security as a large cap stock or limit the Fund's holdings in such security if we determine it to be in the best interest of the Fund.

34350-0799